UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                    000-27969                  94-3180138
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On May 25, 2006, Immersion Medical, Inc., a wholly-owned subsidiary of Immersion Corporation, ("Immersion Medical"), and Richard Vogel, the Senior Vice President and General Manager of Immersion Medical, agreed upon and executed an amendment to Mr. Vogel's employment agreement. This amendment extends Mr. Vogel's right to receive the severance benefits set forth in his employment agreement beyond the original two year term. These severance benefits include the continued payment of Mr. Vogel's salary at his final base salary rate, less applicable withholding, for six months following the termination of his employment without cause. The amendment also allows Mr. Vogel to develop certain inventions related to wound care on his own time without Immersion Medical owning such inventions. A copy of the amendment to Mr. Vogel's employment agreement is attached hereto as Exhibit 10.66 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

     (d)  Exhibits.

          Exhibit Number  Exhibit Title or Description
          --------------  ------------------------------------------------------

          10.66 Amendment No. #1 to Employment Agreement dated May 25, 2006, by and between Immersion Medical, Inc. and Richard Vogel.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMMERSION CORPORATION


Date: May 26, 2006                          By: /s/ Stephen M. Ambler
                                                --------------------------------
                                                Stephen M. Ambler
                                                Chief Financial Officer and Vice
                                                President, Finance

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                                  EXHIBIT INDEX
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Exhibit No.      Description
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10.66            Amendment No. #1 to Employment Agreement dated May 23, 2006, by and between Immersion Medical, Inc. and Richard Vogel.